SCHEDULE 14A
Consent Solicitation Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]	Preliminary Consent Solicitation Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Consent Solicitation Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

American International Group, Inc.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN ENTERPRISES G.P. INC.
ICAHN ENTERPRISES HOLDINGS L.P.
IPH GP LLC
ICAHN CAPITAL L.P.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
BECKTON CORP.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
SAMUEL MERKSAMER
COURTNEY MATHER
(Name of Person(s) Filing Consent Solicitation Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)            Title of each class of securities to which transaction applies:

2)            Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)            Proposed maximum aggregate value of transaction:

5)            Total fee paid:

[   ]            Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)            Amount Previously Paid:

2)            Form, Schedule or Registration Statement No.:

3)            Filing Party:

4)            Date Filed:

On January 19, 2016, Carl C. Icahn issued a press release relating to American International Group, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF CONSENTS BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF AMERICAN INTERNATIONAL GROUP, INC. WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH CONSENT SOLICITATION. WHEN COMPLETED, A DEFINITIVE CONSENT SOLICITATION STATEMENT AND A FORM OF WRITTEN CONSENT WILL BE MAILED TO STOCKHOLDERS OF AMERICAN INTERNATIONAL GROUP, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH CONSENT SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 23, 2015. EXCEPT AS OTHERWISE DISCLOSED IN SUCH SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN AMERICAN INTERNATIONAL GROUP, INC. OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $2.50 PAR VALUE, OF AMERICAN INTERNATIONAL GROUP, INC..